UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 24, 2008
                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   001-15697               22-3542636
         ------------               -------------            --------------
(State or other jurisdiction         (Commission             (IRS Employer
         of incorporation)           File Number)            Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On April 24, 2008, the Board of Directors of the Registrant appointed Dr. Stuart Apfel to be the Registrant's Chief Scientific Officer, effective immediately, and accepted the resignation of Dr. Veerappan Subramanian as the Registrant's acting Chief Scientific Officer. Dr. Apfel will continue his duties as the Registrant's Chief Medical Officer. The existing employment agreement between Dr. Apfel and the Registrant shall continue and not be modified in any way as a result of this new appointment.

         Dr. Stuart Apfel was appointed Chief Medical Officer January 3, 2008 and Chief Scientific Officer April 24, 2008. Dr. Apfel is also the founder and current president of Parallax Clinical Research, a New York-based consulting firm that provides strategic and practical assistance with clinical trial protocol design, planning, initiating and management to biotechnology and small pharmaceutical companies with making the transition from the bench to a clinical development program, and in this capacity he has served as a consultant to the Registrant over the past year. From 2004 to 2006, Dr. Apfel was employed at DOV Pharmaceuticals, Inc. (OTC:DOVP), initially as a director of clinical research and then as a senior director of clinical research. From 2000 to 2004, Dr. Apfel was employed at Purdue Pharma L.P. Dr. Apfel initially worked as an associate director of clinical research at Purdue Pharma L.P. and then was promoted to a director of clinical research. Dr. Apfel is a board certified neurologist, and is currently on faculty as Associate Professor of Neurology at the Albert Einstein College of Medicine and at Downstate Medical School, where he continues to teach. From 1990 to 2000, he was a full time faculty member in the departments of Neurology and Neuroscience at Albert Einstein College of Medicine, where his research focused on the application of neurotrophic factors to neurologic disease.

A copy of the press release announcing the appointment of Dr. Apfel is attached here to as Exhibit 99.1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

       a) Not applicable.

       b) Not applicable.

       c) Exhibits

Exhibit No.       Exhibit
----------        -------------------------
99.1              Press Release, dated April 29, 2008.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2008

                                          ELITE PHARMACEUTICALS, INC.


                                          By: /s/ BERNARD BERK
                                              ----------------------------------
                                              Name:   Bernard Berk
                                              Title:  Chief Executive Officer





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